SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2005
                                                         ----------------


                                  INFORTE CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                  000-29239                36-3909334
          --------                  ---------                ----------
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)             File No.)           Identification No.)


150 North Michigan Avenue, Suite 3400
Chicago, Illinois                                             60601
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number including area code:   (312) 540-0900


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION
---------         ---------------------------------------------

         On January 27, 2005, Inforte Corp. ("Inforte") issued a release regarding, among other things, earnings for the last quarter of 2004. The text of the press release is attached as Exhibit 99 and is being furnished pursuant to Item 2.02 of Form 8-K (Results of Operations and Financial Condition).

ITEM 5.02.        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
---------         ---------------------------------------------------------
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
                  --------------------------------------------

         On January 27, 2005, Inforte issued a press release announcing, among other things, that, effective immediately, current Inforte Chief Operating Officer ("COO") and President, David Sutton, will be assuming the role of Chief Executive Officer ("CEO"). Inforte's founder, current CEO and Chairman, Phil Bligh, will remain active with Inforte in the Chairman position. Mr. Sutton will relinquish the COO position, effective immediately. Inforte does not plan any appointment to this position at this time. No immediate change in Mr. Sutton's compensation from his current employment arrangement is planned. The text of the press release is attached as Exhibit 99 and is being filed with respect to the subject matter described above pursuant to Item 5.02 of Form 8-K (Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers).

ITEM 8.01.        OTHER EVENTS
---------         ------------

         On January 27, 2005, Inforte issued a press release announcing, among other things, that its board of directors has approved a capital restructuring plan that includes (1) a special one-time dividend of $1.50 per share of common stock and (2) a program to offer employees, with respect to certain stock options, the opportunity to convert stock options to restricted stock or to cash out stock options. The text of the press release is attached as Exhibit 99 and is being filed with respect to the subject matter described above pursuant to
Item 8.01 of Form 8-K (Other Events).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INFORTE CORP.


January 27, 2005                        By:     /s/ Nick Heyes
                                           -------------------------------------
                                                Nick Heyes
                                                Chief Financial Officer




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                                  EXHIBIT INDEX


No.              Description of Exhibit

99               Press Release






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